SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): February 5, 2004

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912

(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 February 5, 2004 Press Release

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

	99.1	Chico’s FAS, Inc. Press Release dated February 5, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 5, 2004, Chico’s FAS, Inc. (the “Company”) issued a press release announcing the sales results of the Company’s operations for the month of January. In addition, the Company commented on its earnings outlook for the fourth quarter ended January 31, 2004.

      A copy of the press release issued on February 5, 2004 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

2

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC

Date: February 5, 2004	By:	/s/ Charles J. Kleman

Charles J. Kleman, Executive Vice President — Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Chico’s FAS, Inc. dated February 5, 2004